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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K/A

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  May 14, 1998
                                                        --------------------

                             What A World!, Inc.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)

         Delaware                   0-25002                    59-3200879
     ---------------             ------------               ------------------
     (State or other             (Commission                  (IRS Employer
     jurisdiction of              File Number)              Identification No.)
     incorporation)


             P.O. Box 20125, Tampa, Florida                    33716
             -------------------------------                   -----
       (Address of principal executive offices)             (zip code)


      Registrant's Telephone Number, including Area Code:   (813) 577-9366
                                                          -------------------

                                     N/A
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)


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ITEM 4.          CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On May 11, 1998, What A World!, Inc. (the "Registrant") dismissed Arthur Andersen LLP (the "Former Accountant") as the Registrant's independent accountants. The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

         The reports of the Former Accountant on the Registrant's financial statements for the fiscal years ended February 3, 1996 and February 1, 1997 contained explanatory paragraphs as to uncertainty with respect to the Registrant's ability to continue as a going concern. There were no disagreements with the Former Accountant for the fiscal years ended February 3, 1996 and February 1, 1997 and the subsequent interim period through May 11, 1998 on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused them to make reference thereto in their reports on the financial statements for such years. No events of the kind set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred during the fiscal years ended February 3, 1996 and February 1, 1997.

         The Former Accountant has furnished the Registrant with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements. A copy of this letter was included as an exhibit to the Report on Form 8-K as filed on May 14, 1998.

         (b) The Registrant has engaged Kirkland, Russ, Murphy & Tapp (the "New Accountant") as its new independent accountants, effective May 11, 1998. During the fiscal years ended February 3, 1996 and February 1, 1997 and the interim periods subsequent to February 1, 1997, the Registrant did not (i) consult with the New Accountant on the application of accounting principles to any specified transaction, either completed or proposed, (ii) consult with the New Accountant on the type of audit opinion that might be rendered on the Registrant's financial statements, (iii) receive either written or oral advice from the New Accountant that was an important factor in reaching a decision as to an accounting, auditing or financial reporting issue or (iv) consult with the New Accountant on any matter that was the subject of a disagreement or a reportable event (each as described in Item 304(a)(1)(iv) of Regulation S-B).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits

                 (16) Letter dated May 14, 1998 from Arthur Andersen LLP pursuant to Item 304(a)(3) of Regulation S-B as previously filed on May 14, 1998, with Report on Form 8-K.





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                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WHAT A WORLD!, INC.
                                        (Registrant)



Dated:  May 29, 1998                    By:      /s/ David F. Miller
                                            ------------------------------
                                            David F. Miller
                                            President






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